UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2016

GARNERO GROUP ACQUISITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima 1485-19 Andar Brasilinvest Plaza CEP 01452-002 Sao Paulo Brazil
(Address of Principal Executive Offices) (Zip Code)

+55 (11) 3094-7970
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

GARNERO GROUP ACQUISITION COMPANY (“GGAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GGAC SECURITIES, REGARDING ITS BUSINESS COMBINATION WITH Q1 COMERCIAL DE ROUPAS S.A. (THE “COMPANY”), AS DESCRIBED IN THE CURRENT REPORTS ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2015 AND DECEMBER 21, 2015. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT ATTACHED HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF GGAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2014, IS ASSISTING GGAC IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF US$4,600,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. GGAC, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GGAC’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GGAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GGAC’S FINAL PROSPECTUS, DATED JUNE 25, 2014, AND GGAC’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED JUNE 30, 2015, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GGAC’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF RECORD AS OF MARCH 28, 2016. SHAREHOLDERS ALSO MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GGAC, AV BRIG. FARIA LIMA, 1485-19 ANDAR, BRASILINVEST PLAZA CEP 01452-002, SAO PAULO, BRAZIL, ATTN: SECRETARY, OR EMAIL: JMRIVA@GARNEROGROUP.COM. THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION. THIS REPORT AND THE EXHIBIT HERETO SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF GGAC OR THE COMPANY, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY’S ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, GGAC’S AND THE COMPANY’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS; APPROVAL OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE BUSINESS COMBINATION AND RELATED TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE BUSINESS COMBINATION AND RELATED TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER APPAREL RETAILERS; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE TO SATISFY OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN GGAC’S MOST RECENT FILINGS WITH THE SEC INCLUDING THE DEFINITIVE PROXY STATEMENT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING GGAC AND THE COMPANY, THE BUSINESS COMBINATION, THE RELATED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO GGAC AND THE COMPANY OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER GGAC NOR THE COMPANY UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in GGAC’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning GGAC and THE COMPANY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to GGAC and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither GGAC nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, Garnero Group Acquisition Company, a Cayman Islands exempted company (“GGAC”), entered into Amendment No.1 (the “Amendment”) to the First Amended and Restated Investment Agreement (the “Investment Agreement”) by and among GGAC, Q1 Comercial de Roupas S.A., a Brazilian company (the “Company”), Alvaro Jabur Maluf Junior and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages thereto (the “Optionholders”). Except as the context otherwise requires, references to the “Investment Agreement” are to the Investment Agreement as amended by the Amendment.

The Amendment was prompted in part by the Company’s entry into its previously announced financial restructuring plan (the “Debt Plan”). Upon consummation of the Debt Plan, the Company’s outstanding unsecured debt will be replaced by either discounted debt with extended payment terms, equity, debentures or convertible debentures, at the option of each unsecured creditor. The debentures will earn a percentage of the Company’s profits (or 0.5% simple interest per annum, if greater). The Debt Plan has been approved by approximately 64% of the Company’s unsecured creditors and, upon confirmation by a Brazilian court, will be applicable to all of the Company’s unsecured creditors. Under the terms of the Debt Plan, the transactions contemplated by the Investment Agreement must be approved by 60% of the debenture holders, with silence constituting consent. Upon confirmation of the Debt Plan, Warley Pimentel will assume the role as the new Chief Executive Officer of the Company; the current Chief Executive Officer, Alvaro Jabur Maluf Jr., will take an advisory role to the senior management.

The Amendment effectuated the following changes, among others, to the Investment Agreement:

●	The Controlling Persons committed to purchase, directly or through other entities acting at their direction, $10 million of GGAC ordinary shares in the public market. Under the Investment Agreement as it existed prior to the Amendment, the Controlling Persons were required to use their best efforts to purchase, directly or indirectly, $30 million of GGAC ordinary shares in the public market.

●	The outside date for completing the transactions contemplated by the Investment Agreement was extended from March 31, 2016 to June 25, 2016 (or to July 22, 2016 if GGAC obtains an extension of the date by which it must complete an initial business combination).

●	The Company committed to obtain, or to use its commercially reasonable best efforts to obtain, certain necessary consents and approvals, including the court approval of the Debt Plan, certain necessary amendments to the Debt Plan and the consent of the debenture holders.

●	The Company made certain additional representations and warranties concerning the Debt Plan.

●	GGAC’s obligations under the Investment Agreement were made subject to the following additional conditions: (i) the Company having obtained the consent of the debenture holders, and (ii) the necessary amendments to the Debt Plan being in full force and effect.

●	The Company agreed to pay certain fees and expenses incurred by GGAC if GGAC is required to obtain an extension of the date by which it must complete an initial business combination.

●	Certain other changes were made to reflect the terms of the Debt Plan.

Except as set forth above, the material terms of the Investment Agreement and the other agreements to be entered into by the parties in connection with the business combination, as described in the Current Reports on Form 8-K filed by GGAC on August 27, 2015 and December 21, 2015 (the “Prior 8-Ks”), have not changed, and the description of such terms is incorporated herein by reference. The summaries of the Amendment, the Investment Agreement and the other agreements to be entered into by the parties in connection with the business combination are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits to this report or to the Prior 8-Ks, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

GGAC is furnishing the press release attached hereto as Exhibit 99.1 as Regulation FD Disclosure material.

The information under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1	Amendment No. 1 to First Amended and Restated Investment Agreement, dated as of June 10, 2016, by and among Garnero Group Acquisition Company, Q1 Comercial de Roupas S.A., Alvaro Jabur Maluf Junior and Paulo Jabur Maluf, and the optionholders listed on the signature page thereto.*

99.1	Press release.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GGAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARNERO GROUP ACQUISITION COMPANY

Dated: June 15, 2016	By:	/s/ Mario Garnero
Name: Mario Garnero
Title:Chief Executive Officer